Yields for You Income Strategy A ETF
Schedule of Investments
March 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.2%	Shares	Value
AAM Low Duration Preferred and Income Securities ETF	259,920	$5,250,385
FolioBeyond Alternative Income and Interest Rate Hedge ETF	19,822	720,133
JPMorgan Equity Premium Income ETF	22,860	1,306,220
JPMorgan Nasdaq Equity Premium Income ETF	10,031	519,405
SPDR Bloomberg 1-3 Month T-Bill ETF (a)	102,960	9,444,521
Touchstone Ultra Short Income ETF (a)(b)	372,060	9,420,559
TOTAL EXCHANGE TRADED FUNDS (Cost $26,819,662)		26,661,223

TOTAL INVESTMENTS - 99.2% (Cost $26,819,662)		26,661,223
Money Market Deposit Account - 0.8% (c)		205,733
Other Assets in Excess of Liabilities - 0.0% (d)		9,526
TOTAL NET ASSETS - 100.0%		$26,876,482
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Affiliated Security. A schedule of the Fund’s investments in securities of affiliated issuers held during the period ended March 31, 2025, is set forth below.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.20%.

(d)	Represents less than 0.05% of net assets.

Affiliated Securities as of March 31, 2025
Security Name	Value, at January 1, 2025	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value, at March 31, 2025	Dividend Income	Ending Shares
Touchstone Ultra Short Income ETF	$-	$12,987,126	$(3,566,360)	$6,077	$(6,284)	$9,420,559	$71,131	372,060

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Yields for You Income Strategy A ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$26,661,223	$–	$–	$26,661,223
Total Investments	$26,661,223	$–	$–	$26,661,223